UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 20, 2004
Date of Report (Date of earliest event reported)

WESTPOINT STEVENS INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21496	36-3498354

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 West 10th Street, West Point, Georgia	31833

(Address of principal executive offices)	(Zip Code)

(706) 645-4000
Registrant's telephone number, including area code

Item 5.	Other Events and Regulation FD Disclosure.

On February 20, 2004, the Company issued a press release with respect to the Company's performance during the Fourth Quarter and twelve months ending December 31, 2003, and the corresponding periods in 2002. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit No.	Exhibit
99.1	Press Release dated February 20, 2004, with respect to fourth quarter and twelve months results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTPOINT STEVENS INC.
(Registrant)

Date: February 20, 2004	By:	/s/ Christopher N. Zodrow

Christopher N. Zodrow
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 20, 2004, with respect to fourth quarter and twelve months results.